Exhibit 99.1

KPMG LLP

Suite 700

20 Pacifica

Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

American Honda Finance Corporation (the “Company”)
J.P. Morgan Securities LLC

BNP Paribas Securities Corp.

SMBC Nikko Securities America, Inc.

(together, the “Specified Parties”)

Re: Honda Auto Receivables 2019-2 Owner Trust – Data File and XML File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in (i) an electronic data file entitled “2019-2 UWR01 B287 Mar2019 2-1B Reg ABII Short List 041019.txt,” provided by the Company on April 10, 2019 (the “Data File”), containing certain information related to 99,514 motor vehicle retail installment sale contracts secured by new and used Honda and Acura automobiles and light-duty trucks (“Receivables”) as of March 31, 2019 (the “Initial Cutoff Date”), and (ii) an electronic data file entitled “HAROT 2019-2 B287 Honda_ex102_Mar2019_Prelim 2-0Bln.csv,” provided by the Company on April 17, 2019, containing certain information related to 99,514 Receivables as of March 31, 2019 (the “XML File”), both related to a portfolio of Receivables which we were informed are intended to be included as collateral in the offering of the Honda Auto Receivables 2019-2 Owner Trust. The Company is responsible for the specified attributes identified by the Company in the Data File and the XML File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively, unless otherwise stated.

•	The term “DealerTrack” means the third-party software system used by the Company for the vehicle registration and titling process.

•	The term “AHFC Systems” means the Company’s computer systems and includes the Company’s Customer Account Servicing System (“CASS”), and/or Auto Finance Servicing System (“AF”).

•	The term “Receivable File” means any file containing some or all of the following documents provided by the Company: Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, screen shots from AHFC Systems, Certificate of Title, Title Application, “Title” screen shot from DealerTrack, and/or Credit Application. We make no representation regarding the validity, enforceability, or authenticity of such Receivable File documents.

I.	The Selected Receivables

We randomly selected a sample of Receivables from the Data File, utilizing a confidence level of 99.0%, an expected error rate of 2.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 287 Receivables (the “Selected Receivables,” as listed in Exhibit A attached hereto).

II.	The Data File

A.	For each Selected Receivable, we compared the specified attributes listed below contained in the Data File to the corresponding information appearing in the Receivable File. The Specified Parties indicated that the absence of any of the documents noted below, or the inability to agree the indicated information from the Data File to the Receivable File, utilizing instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File/Instructions

First Payment Date	Installment Sale Contract and instructions provided by the Company described below

Receivable Number	Installment Sale Contract

Original Amount Financed	Installment Sale Contract

Number of Payments	Installment Sale Contract

Scheduled Monthly Payment	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter

Annual Percentage Rate (“APR”)	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below

New vs. Used	Installment Sale Contract, Title Application, “Contract Information” screen shot from AHFC Systems, and instructions provided by the Company described below

Collateral Type (Honda or Acura)	Installment Sale Contract

Loan Type (Simple Interest)	Installment Sale Contract, and instructions provided by the Company described below

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Attribute	Receivable File/Instructions

Origination Date	Installment Sale Contract

Original Maturity Date	Installment Sale Contract and instructions provided by the Company described below

Model	Installment Sale Contract, “Collateral Information” screen shot from AHFC Systems

Current Maturity Date	Installment Sale Contract, “Contract Information” screen shot from AHFC Systems, and instructions provided by the Company described below

Legal Owner or Lien Holder Name	Certificate of Title, Title Application, “Title” screen shot from DealerTrack, and instructions provided by the Company described below

For purposes of comparing First Payment Date, the Company instructed us to consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivable information in the Data File stated the First Payment Date was the first day of the following month. We were informed by the Company that AHFC Systems does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, AHFC Systems will adjust those dates to the first day of the following month and the Company will notify the obligors, via written notice, of the change in date.

For purposes of comparing APR, in the event the APR did not agree to the percentage stated in the Installment Sale Contract, we were instructed by the Company to compare the APR to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the APR by subtracting the applicable percentage stated in the Rate Modifier section in the Origenate Approval Form from the percentage stated in the Installment Sale Contract. We compared the recomputed APR to the APR in the Data File.

For purposes of comparing New vs. Used, in the event New vs. Used did not agree to the corresponding information in the Installment Sale Contract, we were instructed by the Company to compare New vs. Used to the Title Application or the “Contract Information” screen shot from AHFC Systems. We were further instructed by the Company to deem the vehicle to be “Used” if the vehicle was identified as “Certified” in the Title Application.

For purposes of comparing Loan Type, in the event Loan Type was not stated in the Installment Sale Contract, the Company informed us that Simple Interest is the only Loan Type available in AHFC Systems.

For purposes of comparing Original Maturity Date, in the event the Original Maturity Date was not stated in the Installment Sale Contract, we were instructed by the Company to recompute the Original Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated in the Installment Sale Contract. We compared the recomputed Original Maturity Date to the Original Maturity Date in the Data File.

For purposes of comparing Current Maturity Date, in the event the Current Maturity Date did not agree to the date stated in the Installment Sale Contract (i.e., the Original Maturity Date) or the recomputed Original Maturity Date, we were instructed by the Company to compare the Current Maturity Date to the date stated in the screen shot from AHFC Systems as of the Initial Cutoff Date.

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For purposes of comparing Legal Owner or Lien Holder Name, the Company instructed us to consider variations due to spelling, abbreviation or truncation of the full legal name to be acceptable.

The information regarding the Selected Receivables in the Data File was found to be in agreement with the respective information appearing in the Receivable Files, except as listed in Exhibit B. Based on the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes does not exceed 5.0%. There were no conclusions that resulted from the procedures.

B.	In addition to the procedures described above, for each Selected Receivable, we observed the presence of the following in the Receivable File:

•	Credit Application

•	Truth-in-Lending Disclosure Statement (in Installment Sale Contract or Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter)

•	Signed Installment Sale Contract. We make no representation regarding the authenticity of the signature(s).

III.	The XML File

For each Selected Receivable, we compared the specified attributes listed below contained in the XML File to the corresponding information appearing in the Receivable File and/or Data File. The Specified Parties indicated that the absence of any of the documents noted below, or the inability to agree the indicated information from the XML File to the Receivable File and/or the Data File, utilizing instructionsprovided by the Company, as applicable, for each of the specified attributes constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File/Instructions

Original Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below

Next Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below

Reporting Period Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below

Origination Date	Installment Sale Contract and instructions provided by the Company described below

First Payment Date	Installment Sale Contract and instructions provided by the Company described below

4

Attribute	Receivable File/Instructions

Maturity Date	Installment Sale Contract and instructions provided by the Company described below

Recomputed Original Loan Term	Installment Sale Contract and instructions provided by the Company described below

Recomputed Grace Period Number	Installment Sale Contract and instructions provided by the Company described below

Subvented	“Accrual Group” screen shot from AHFC Systems and instructions provided by the Company described below

Current Delinquency Status	“Delinquency Summary” screen shot from AHFC Systems and instructions provided by the Company described below

For purposes of comparing Original Interest Rate Percentage, Next Interest Rate Percentage, and Reporting Period Interest Rate Percentage, in the event the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage did not agree to the percentage stated in the Installment Sale Contract, we were instructed by the Company to compare the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the percentage stated inthe Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage by subtracting the applicable percentage stated in the Rate Modifier section in the Origenate Approval Form from the percentage stated in the Installment Sale Contract. We compared the recomputed Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage in the XML File.

For purposes of comparing Origination Date, the Company instructed us to compare the month and year of the Origination Date in the XML File to the month and year of the Origination Date in the Receivable File.

For purposes of comparing First Payment Date, the Company instructed us to consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivables information in the XML File stated the First Payment Date was the first day of the following month. We were informed by the Company that AHFC Systems does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, AHFC Systems will adjust those dates to the first day of the following month and the Company will notify the obligors, via written notice, of the change in date. The Company instructed us to compare the month and year of the First Payment Date in the XML File to the month and year of the First Payment Date in the Receivable File.

For purposes of comparing Maturity Date, the Company instructed us to compare the month and year of the Maturity Date in the XML File to the month and year of the Current Maturity Date in the Receivable File.

For purposes of comparing Recomputed Original Loan Term, the Company instructed us to recompute the Original Loan Term as the difference in months between the “DATEMAT” and the “DATEORIG” fields in the Data File. We compared the Recomputed Original Loan Term to the Original Loan Term in the XML File.

For purposes of comparing Recomputed Grace Period Number, the Company instructed us to recompute the Grace Period Number as the difference in months between the “DATEFPAY” and the “DATEORIG” fields in the Data File. We compared the Recomputed Grace Period Number to the Grace Period Number in the XML File.

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For purposes of comparing Subvented, the Company instructed us to compare the “Original Unearned Amount” field in the “Accrual Group” screen shot from AHFC Systems to the value in the “Subvented” field in the XML File. If the “Original Unearned Amount” field contained an amount greater than zero, the Company instructed us to consider the Selected Receivable to be Subvented. If the “Original Unearned Amount” field was blank, the Company instructed us to consider the Selected Receivable to not be Subvented.

For purposes of comparing Current Delinquency Status, in the event the “Total Days Past Due” field in the “Delinquency Summary” screen shot from AHFC Systems did not agree to the value in the “Current Delinquency Status” field in the XML File, the Company informed us that the difference is due to the timing of payment processing. To determine the day a payment is posted, a cut-off time is established a few hours before the end of the day to allow for batch processing and reconciliation of payments in AHFC systems. When the cut-off time is reached, the Current Delinquency Status in AHFC Systems is advanced by one day (or two days on Monday to account for Sunday being a non-processing day) to reflect the Current Delinquency Status at the end of the day, and payments received after the cut-off time will have a posting date of the following day. For purposes of comparing Current Delinquency Status for such instances, the Company instructed us to recompute the Current Delinquency Status by adding the number of days between the Initial Cutoff Date and the date the payment was processed/posted in AHFC Systems to the Current Delinquency Status in AHFC Systems as of the immediately preceding day before the Initial Cutoff Date. We compared the recomputed Current Delinquency Status to the “Current Delinquency Status” field in the XML File.

The information regarding the Selected Receivables in the XML File was found to be in agreement with the respective information appearing in the Receivable Files and/or Data File. Based on the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes does not exceed 5.0%. There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File and the XML File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File, the XML File, the Receivable Files, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Receivable Files, which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

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The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, CA
May 3, 2019

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Exhibit A

The Selected Receivables

Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*
1	20192001	60	20192060	119	20192119	178	20192178	237	20192237
2	20192002	61	20192061	120	20192120	179	20192179	238	20192238
3	20192003	62	20192062	121	20192121	180	20192180	239	20192239
4	20192004	63	20192063	122	20192122	181	20192181	240	20192240
5	20192005	64	20192064	123	20192123	182	20192182	241	20192241
6	20192006	65	20192065	124	20192124	183	20192183	242	20192242
7	20192007	66	20192066	125	20192125	184	20192184	243	20192243
8	20192008	67	20192067	126	20192126	185	20192185	244	20192244
9	20192009	68	20192068	127	20192127	186	20192186	245	20192245
10	20192010	69	20192069	128	20192128	187	20192187	246	20192246
11	20192011	70	20192070	129	20192129	188	20192188	247	20192247
12	20192012	71	20192071	130	20192130	189	20192189	248	20192248
13	20192013	72	20192072	131	20192131	190	20192190	249	20192249
14	20192014	73	20192073	132	20192132	191	20192191	250	20192250
15	20192015	74	20192074	133	20192133	192	20192192	251	20192251
16	20192016	75	20192075	134	20192134	193	20192193	252	20192252
17	20192017	76	20192076	135	20192135	194	20192194	253	20192253
18	20192018	77	20192077	136	20192136	195	20192195	254	20192254
19	20192019	78	20192078	137	20192137	196	20192196	255	20192255
20	20192020	79	20192079	138	20192138	197	20192197	256	20192256
21	20192021	80	20192080	139	20192139	198	20192198	257	20192257
22	20192022	81	20192081	140	20192140	199	20192199	258	20192258
23	20192023	82	20192082	141	20192141	200	20192200	259	20192259
24	20192024	83	20192083	142	20192142	201	20192201	260	20192260
25	20192025	84	20192084	143	20192143	202	20192202	261	20192261
26	20192026	85	20192085	144	20192144	203	20192203	262	20192262
27	20192027	86	20192086	145	20192145	204	20192204	263	20192263
28	20192028	87	20192087	146	20192146	205	20192205	264	20192264
29	20192029	88	20192088	147	20192147	206	20192206	265	20192265
30	20192030	89	20192089	148	20192148	207	20192207	266	20192266
31	20192031	90	20192090	149	20192149	208	20192208	267	20192267
32	20192032	91	20192091	150	20192150	209	20192209	268	20192268
33	20192033	92	20192092	151	20192151	210	20192210	269	20192269
34	20192034	93	20192093	152	20192152	211	20192211	270	20192270
35	20192035	94	20192094	153	20192153	212	20192212	271	20192271
36	20192036	95	20192095	154	20192154	213	20192213	272	20192272
37	20192037	96	20192096	155	20192155	214	20192214	273	20192273
38	20192038	97	20192097	156	20192156	215	20192215	274	20192274
39	20192039	98	20192098	157	20192157	216	20192216	275	20192275
40	20192040	99	20192099	158	20192158	217	20192217	276	20192276
41	20192041	100	20192100	159	20192159	218	20192218	277	20192277
42	20192042	101	20192101	160	20192160	219	20192219	278	20192278
43	20192043	102	20192102	161	20192161	220	20192220	279	20192279
44	20192044	103	20192103	162	20192162	221	20192221	280	20192280
45	20192045	104	20192104	163	20192163	222	20192222	281	20192281
46	20192046	105	20192105	164	20192164	223	20192223	282	20192282
47	20192047	106	20192106	165	20192165	224	20192224	283	20192283
48	20192048	107	20192107	166	20192166	225	20192225	284	20192284
49	20192049	108	20192108	167	20192167	226	20192226	285	20192285
50	20192050	109	20192109	168	20192168	227	20192227	286	20192286
51	20192051	110	20192110	169	20192169	228	20192228	287	20192287
52	20192052	111	20192111	170	20192170	229	20192229
53	20192053	112	20192112	171	20192171	230	20192230
54	20192054	113	20192113	172	20192172	231	20192231
55	20192055	114	20192114	173	20192173	232	20192232
56	20192056	115	20192115	174	20192174	233	20192233
57	20192057	116	20192116	175	20192175	234	20192234
58	20192058	117	20192117	176	20192176	235	20192235
59	20192059	118	20192118	177	20192177	236	20192236

(*)	The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers

Exhibit B
Exception List (Data File)
Selected Receivable Number	Receivable Number	Attribute	Per Data File	Per Receivable File
16	20192016	Scheduled Monthly Payment	$483.75	$485.89
57	20192057	Scheduled Monthly Payment	$516.80	$519.02
65	20192065	Origination Date	8/26/2017	8/24/2017
88	20192088	Scheduled Monthly Payment	$648.73	$658.25